UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 27, 2024

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 S. Good-Latimer Expressway, Dallas, Texas	75226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 428-1535

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	BRID	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On Wednesday, March 27, 2024, Bridgford Foods Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”), as a virtual meeting online via live audio and video webcast at which the matters set forth below were submitted to a vote of the shareholders. The votes presented in this Form 8-K differ, although not materially, from those presented during the meeting as the data herein represents the final totals. Shareholders representing 8,542,829, or 94.1%, of the 9,076,832 shares outstanding on the record date (February 2, 2024) and entitled to vote were present virtually or represented by proxy at the Annual Meeting. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. At the Annual Meeting, management proposals 1 and 2 were approved and shareholder proposal 3 was not approved. The proposals below are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 27, 2024.

The results are as follows:

Proposal 1

The following persons were nominated and elected directors to serve for a one-year term expiring at the annual meeting of shareholders in 2025 and until their respective successors are elected and duly qualified, or until their earlier death, resignation or removal:

William L. Bridgford	Allan Bridgford Sr.	Todd C. Andrews	Raymond F. Lancy
Keith A. Ross	Mary Schott	D. Gregory Scott	John V. Simmons

The following sets forth the results of voting with respect to each director nominee:

Director	Votes For	Votes Withheld	Broker Non-Votes
William L. Bridgford	7,520,156	376,057	646,616
Allan Bridgford Sr.	7,520,068	376,145	646,616
Todd C. Andrews	7,691,840	204,373	646,616
Raymond F. Lancy	7,520,136	376,077	646,616
Keith A. Ross	7,520,136	376,077	646,616
Mary Schott	7,718,800	177,413	646,616
D. Gregory Scott	7,718,810	177,403	646,616
John V. Simmons	7,520,136	376,077	646,616

Proposal 2

The following sets forth the results of voting with respect to the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the Company for the fiscal year ending on November 1, 2024:

For	Against	Abstained	Broker Non-Vote
8,399,661	19,245	123,923	—

Proposal 3

The following sets forth the results of voting with respect to the shareholder proposal to return a minimum of 20% of annual net earnings to shareholders:

For	Against	Abstained	Broker Non-Vote
103,021	7,777,412	15,780	646,616

No other matters were presented for consideration or shareholder action at the Annual Meeting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

March 28, 2024	By:	/s/ Cindy Matthews-Morales
Cindy Matthews-Morales
Chief Financial Officer and Secretary
(Principal Financial Officer)